Exhibit 10.31

                              FIFTH LEASE AMENDMENT

     THIS LEASE AMENDMENT is made and entered into this fifth day of August, 1996 between Carfax Enterprises Limited Partnership (hereinafter referred to as "Lessor") and Blimpie Capital Corporation (hereinafter referred to as "Lessee").

                                   WITNESSETH:

     WHEREAS, Lessor and Lessee entered into that certain Lease Agreement dated December 1, 1987 which Lease Agreement is made a part hereof by reference, and

     WHEREAS, Lessee modified their premises in the Lease Amendments dated November 1, 1989, August 21, 1991 and March 30, 1993, and April 27, 1994, said Lease and Amendments hereinafter being collectively referred to as the "Lease", and

     WHEREAS, Lessee wishes to expand their suite by the addition of 5,872 rentable square feet of "Additional Space".

     NOW, THEREFORE, for and in consideration of the sum of Ten and no/100 ($10.00) dollars, in hand paid and receipt thereof is hereby acknowledged, Lessor and Lessee hereby agree as follows:

                                       1.

                                    Premises

     Lessee now occupies and Leases from Lessor Suite 600 (as defined in the Lease) totaling 10,682 Rentable Square Feet (the "Original Premises"). Lessor and Lessee agree to expand Lessee's premises by the addition of 5,872 Rentable Square Feet of office space located in Suite 630 as outlined and labeled "Additional Space" on Exhibit "A" attached hereto and made a part hereof. Lessee's total Net Rentable Area shall be 16,554 Square Feet ("Expanded Premises"). Said additional space shall, after the date of possession, be included within the Original Premises and be leased under and pursuant to the same terms and conditions as contained in the Lease, except as modified by this Fifth Lease Amendment.

                                       2.

                                  Improvements

     Lessor and Lessee agree that the Additional Space improvements desired to be made by Tenant, in accordance with Tenant's plans and specification, will be the sole responsibility of Lessee and the original premises shall be provided "as is". All architectural plans and contractors are subject to Landlord's approval, which approval shall not be unreasonably withheld or delayed.

                                       3.

                                  Commencement

     The lease term for the Additional Space shall commence on September 1, 1996. If Landlord for any reason whatsoever cannot deliver possession of the Additional Space to Tenant at the commencement of the term of this Lease Amendment, this Lease Amendment shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in such event there shall be a proportionate reduction of rent and additional rent covering the period between the commencement of the term and the time when Landlord can deliver possession, the term of this amendment and the Lease shall be extended by such delay and Landlord and Tenant do hereunder agree


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to promptly amend this Amendment to confirm the actual Lease Amendment term as should be so extended.

                                       4.

                                   Base Rental

     Paragraph 3 of the Fourth Lease Amendment is modified as follows: Lessee hereby agrees to pay the following base monthly rental to Lessor for the Expanded Premises:

                   Original Premises    Additional Space     Expanded Premises
Months             Base Monthly Rental  Base Monthly Rental  Base Monthly Rental

09/01/96-07/31/97  $10,682.00           $6948.00             $17,630.00
08/01/97-07/31/98  $11,127.00           $7193.00             $18,320.00
08/01/98-07/31/99  $11,572.00           $7438.00             $19,010.00
08/01/99-07/31/00  $12,017.00           $7682.00             $19,699.00
08/01/00-07/31/01  $12,462.00           $7927.00             $20,389.00

                                       5.

                                 Additional Rent

     Tenant shall pay Additional Rent as defined in Amendment 4 and shall be determined using the base year 1994 for Suite 600, 10,682 rsf and 1996 for Suite 630, 5,872 rsf.

                                       6.

                               Relocation Expenses

     Lessee will pay for all moving and relocation expenses for The March of Dimes to relocate to the fifth (5th) floor as defined in Exhibit B. Lessor and Lessee agree that payment of the relocation expenses for The March of Dimes is the sole responsibility of Lessee, and shall be paid within thirty (30) days of receipt.

                                       7.

                              Terms and Conditions

     Except as amended herein, Lessor and Lessee hereby agree that all other terms and conditions of the Lease Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease Amendment the fifth day of August, 1996.

                                    TENANT:

_______________________________     BLIMPIE CAPITAL CORPORATION


                                    By: ___________________________________

                                    Its:___________________________________


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                                    LANDLORD:

                                    CARFAX ENTERPRISES LIMITED PARTNERSHIP
                                    a Delaware limited partnership
                                    By:  E.L. Vaduz Enterprises, Inc.
                                    a Delaware corporation, General Partner


_______________________________     By: ___________________________________

                                    Its:___________________________________



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